SETTLEMENT SERVICES AGREEMENT

This SETTLEMENT SERVICES AGREEMENT is made the _______ day of March 2000, by and BETWEEN DATABANK INTERNATIONAL LIMITED, a St. Kitts International Business Corporation, which is a wholly-owned subsidiary of DIGITAL COURIER TECHNOLOGIES, INC., (DCTI) a Delaware Corporation, AND the said DIGITAL COURIER TECHNOLOGIES INC., a Delaware Corporation (hereinafter collectively referred to as "DATABANK") of the One Part AND ST. KITTS NEVIS ANGUILLA NATIONAL BANK LIMITED of Central Street, Basseterre, St. Kitts (hereinafter referred to as "SKNANB" of the Other Part

                                   DEFINITIONS

a) "Merchant Settlement Services" - means the providing for payment to business of charges created by the holders of credit cards issued by VISA or MasterCard and all related services.

b) "Person" means any individual, firm, company, corporation or other entity of any kind, which may engage in business in any part of the world other than SKNANB and DATABANK.

c)   "Basis Point" means one hundredth (1/100th) of one (1) percent,

d)   "Visa" means visa international incorporated.

e)   "MasterCard" means MasterCard International Inc.


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                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and for other good and valuable consideration, the receipt adequacy and legal sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, HEREBY AGREE as follows:

1.   DUTIES OBLIGATIONS AND REPRESENTATIONS OF SKNANB
     ------------------------------------------------

     1.1 Services. SKNANB shall perform all of the banking and settlement services required or reasonably requested by DATABANK for DATABANK's business of processing and managing accounts for DATABANK to use and for mainlining reserves and making distributions to merchants and transferring funds as reasonably directed by DATABANK ("the Services").

     1.2 Maintaining Facilities. Personnel, etc SKNANB shall maintain the knowledge, facilities, resources, personnel, licences, permits, approvals and certifications necessary to perform its obligations under this Agreement.

2.   DATABANK'S OBLIGATIONS
     ----------------------

     2.1 PAYMENT BY DATABANK TO SKNANB FOR SERVICES. Each week during the Term (as defined in Article 3 of this Agreement) DATABANK shall pay SKNANB 50 Basis Points (0.50%) on Gross Sales which flow through SKNANB for DATABANK's Block of Merchants.

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     2.2    BOOKKEEPING  AND  SETTLEMENT  INFORMATION.  DATABANK  shall be fully responsible for all bookkeeping and calculating and maintaining settlement information for DATABANK's merchant accounts. Except as set forth In Section 1.1 of this Agreement, SKNANB shall have no responsibility for processing managing or servicing DATABANK's merchant accounts.

3.   TERM
     ----

     3.1 This Agreement shall be effective as of the date first written above and shall remain in effect until terminated. DATABANK shall have the right to terminate this Agreement at any time upon providing Bank with ninety (90) days prior written notice of its intent to terminate this Agreement. SKNANB shall have the same right.

4.   CONFIDENTIALITY
     ---------------

     4.1 Unless required by law, regulation or Court Order, DATABANK and SKNANB agree that they shall not at any time during this Agreement or following the termination of this Agreement disclose to any person except agents, accountants or Attorneys of DATABANK and SKNANB, any data information or knowledge regarding the Settlement Services and shall by contract prohibit its directors, officer, employees or agents or any other person who under the terms of this Agreement obtain any such data information or knowledge from disclosing the same to any other person.

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5.   INDEMNIFICATION
     ---------------

     5.1 DATABANK and SKNANB shall hold each other harmless and shall indemnify the other party its directors and officers from all liability which they or any of them may incur to either party arising or resulting from its proven breach of any of the provisions of this Agreement or from proven damages as a result of disclosure of its directors officers employees or agents to any person of any data information or knowledge relating to the settlement services and from all claims suits demands proceedings damages costs and expenses therefrom.

6.   ADDITIONAL INDEMNIFICATION
     --------------------------

     6.1 DCTI's INDEMNIFICATION. DCTI shall indemnify SKNANB and its directors, officers, employees and agents from and against any and all claims, liabilities, losses or damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) arising out of or with respect to DCTI's negligence, intentional misconduct or breach of this Agreement provided that DCTI's obligation to Indemnify SKNANB and its directors, officers, employees and agents shall not apply to the extent that the claim, liability, loss or damage arises out of SKNANB's negligence, misconduct or breach of this Agreement. Without limiting the generality of the foregoing, DCTI agrees to indemnify SKNAN13 and its directors, officers, employees and agents from and against any and all retrieval fees, chargebacks, chargeback fees, VISA and/or MasterCard fees, fines and penalties caused by or attributable to DATABANK's Block of Merchants.

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     6.2    FINES  AND  PENALTIES.   Without  limiting  the  generality  of  the
            foregoing SKNANB reserves the right at its sole discretion to debit DATABANK's Merchant Account In the amount of fines and penalties assessed or assessable by VISA and or MasterCard and payable by DATABANK or either of its components in accordance with the terms of
            this  Agreement   PROVIDED  only  that  VISA  or  MasterCard   debit
            documentation will be provided to DATABANK prior to the deduction. Notice under this section will be sufficiently given if sent via confirmed facsimile transmission and shall be effective as from the time of said transmission.

     6.3 NOTIFICATION. In the event a claim, suit or proceeding by a third party for which indemnification may be available under this Agreement is made or riled against a party or any Entity, party against which the claim, suit or proceeding is made (the "Indemnified Party") shall promptly notify the other party (the "Indemnifying Party") in writing of the claim, suit or proceeding, The Indemnifying Party, within thirty (30) days, or such shorter period as is required to avoid any prejudice in the claim, suit or proceeding after the notice, may elect to defend, compromise or settle the third party claim, suit or proceeding at its expense. In any third party claim, suit or proceeding, which the Indemnifying Party has elected to defend, compromise or settle, the Indemnifying Party shall not after the election be responsible for the expenses, including Counsel fees, of the Indemnified Party but the Indemnified Party may participate therein and retain Counsel at its own expense. In any third party claim, suit or proceeding the defence of which the Indemnifying Party shall have assumed, the Indemnified Party

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            will not  consent  to the entry of any  judgment  or enter  into any settlement with respect to the matter without the consent of the Indemnifying Party and the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement affecting the Indemnified Party to the extent that the judgment or settlement involves more than the payment of money without the written consent of the Indemnified Party. The Indemnified Party shall provide to the Indemnifying Party all the information, assistance and authority reasonably required in order to evaluate any third party claim, suit or proceeding and effect any defence, compromise or settlement.

     6.4 CLAIMS PERIOD. Any claim for Indemnification under this Agreement must be made prior to the earlier of:

            (1) Twelve (12) months after the party claiming indemnification becomes aware of the event for which indemnification is claimed; or

            (2) Twenty-four (24) months after the earlier of the termination of this Agreement or the expiration of the Term of this Agreement.

7.   VISA AND/OR MASTERCARD COLLATERAL REQUIREMENTS
     ----------------------------------------------

     7.1 DCTI acknowledges that the additional volume that will pass through SKNANB'S VISA BIN and MasterCard ICA as a result of Databank's Block of Merchants Volume will result in VISA and/or MasterCard requesting additional collateral from SKNANB. DCTI agrees to work with SKNANB to meet or reduce collateral call amounts in compliance with VISA or MasterCard requests as they pertain to Databank's Block of Merchants.

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

8.   ADDENDUMS
     ---------

     8.1 The parties hereto acknowledge that SKNANB may from time to time be required to accede to terms and conditions dictated, directed, demanded or required by VISA and or MasterCard and it is hereby expressly agreed between SKNANB and DATABANK that SKNANB will be entitled to unilaterally execute and add addendums to this Agreement to give effect to the terms and conditions dictated, directed, demanded or required by VISA and or MasterCard after notifying Databank and or DCTI.

     8.2 Any addendum to this Agreement will be deemed to form a part of this Agreement on the date on which notice under the provisions of Clause
            8.1 is given to Databank and or DCTI and will have effect and bind the parties hereto from the said date.

     8.3 In the event that an Addendum is added to this Agreement under the terms of this Agreement SKNANB shall promptly forward to Databank and or DCTI a copy of this Agreement with the Addendum.

9.   PROCEDURE FOR ESTABLISHING MERCHANT ACCOUNTS
     --------------------------------------------

     9.1    Each  Merchant  will  have  to  complete  the  "Merchant  Processing
            Agreement" and the "Merchant Accounts Application Document" and submit them to SKNANB for approval.

     9.2    SKNANB's   approval  of  the  merchants  will  not  be  unreasonably
            withheld.


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

     9.3 SKNANB will then complete the "Merchant Sign On Form" which will be sent to NDC e-commerce (National Data Corporation).

     9.4    SKNANB will register the Merchants with VISA and/or MasterCard.

10.  MISCELLANEOUS
     -------------

     10.1 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussion and preliminary agreements between the parties relating to the subject matter hereof.

     10.2 ASSIGNMENT. No party may assign its rights hereunder or delegate the performance of Its duties, obligations and undertakings hereunder without the express written consent of the party to this Agreement holding the benefit of such duties, obligations and undertakings; provided, however, that without such consent DATABANK may assign this Agreement in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another company.

     10.3 BINDING EFFECT. This Agreement shall be binding upon shall inure to the benefit of the parties hereto and their respective successors and assigns.

     10.4 NOT1CES. Any notice required to be given hereunder shall be written and shall be served on the party to whom it is given by delivering


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            same  at  the  corporate  registered  office  of  such  party  or by confirmed facsimile transmission.

     10.5 MODIFICATION. Save as herein agreed upon, this Agreement may be varied only by further written agreement executed by or on behalf of both parties hereto.

     10.6 SEVERABILITY. If any term or provision of the Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     10.7 CONSTRUCTION. The article and section headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provision hereof. As used herein, all words in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular, as the context may require.

     10.8 GOVERNING LAW. This Agreement shall be governed by the Laws of the Federation of Saint Christopher and Nevis. The Courts of the Eastern Caribbean Supreme Court, that is to say, the High Court of Justice and the Court of Appeal shall have exclusive jurisdiction in the interpretation of the said Agreement or in determining any dispute or matter relating to this Agreement. Nothing in the foregoing shall be deemed to exclude the right of either party to Appeal to Her

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            Majesty's  Judicial  Committee  of the Privy  Council  as it sits in
            London, England, or to any higher Court however constituted, in accordance with the provisions for Appeal to such higher Court outlined in the Constitution of the said Federation.

11.  RECITALS AND EXHIBITS
     ---------------------

     11.1 All factual Recitals set fort herein shall be considered part of the Agreement. Ail Exhibits attached to this Agreement are expressly incorporated herein and made a part hereof as fully as though they were completely set forth herein.

12.  COOPERATION
     -----------

     12.1 The parties agree to execute and deliver such additional documents and instruments and to perform such additional acts as the party may reasonably request or as may be reasonably necessary or appropriate to effectuate, consummate, or perform any of the terms, provisions or conditions of this Agreement.

IN WITNESS WHEREOF the Common Seal of DATABANK INTERNATIONAL LIMITED is affixed the day of March 2000 and the Common Seal of DIGITAL COURIER TECHNOLOGIES INC. is affixed the _____ day of March 2000 and the Common Seal of ST KITTS NEVIS ANGUILLA NATIONAL BANK LIMITED is affixed the day of March 2000.

THE COMMON SEAL of DATABANK     )
INTERNATIONAL LIMITED was       )
hereunto affixed by             )           By:/s/ signature illegible
                                               -----------------------


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its Secretary and               )
a Director of the said Company  )           By:/s/ signature illegible
                                               -----------------------

THE COMMON SEAL of DIGITAL      )
COURIER TECHNOLOGIES INC.       )
was hereunto affixed by         )           By:/s/ signature illegible
                                )              -----------------------
a Director of the said Company  )
and                             )

a Director of the said Company  )
before and in the presence of:-

THE COMMON SEAL OF ST KITTS     )
NEVIS ANGUILLA NATIONAL BANK)   )           By:/s/ Malcolm P. Holdip
LIMITED was hereunto affixed by )              ---------------------
MALCOLM HOLDIP, its Assistant   )                  Malcolm P. Holdip
Secretary in the presence of    )
                                )
and                             )
                                )
two of its Directors            )
before and in the presence of:-